UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 9, 2024

Avenue Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-38114 (Commission File Number)	47-4113275 (IRS Employer Identification No.)

1111 Kane Concourse, Suite 301

Bay Harbor Islands, Florida 33154

(Address of Principal Executive Offices)

(781) 652-4500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Exchange Name
Common Stock	ATXI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Effective January 9, 2024, the holders of a majority of the voting power of the capital stock of Avenue Therapeutics, Inc. (the “Company”) executed a written consent (i) approving an increase in the number of the Company’s authorized shares of common stock, par value $0.0001 per share (“Common Stock”), from 75,000,000 to 200,000,000 (the “Authorized Share Increase”) through the filing of an amendment (the “Amendment”) to the Company’s Third Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware and (ii) authorizing, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of Common Stock underlying warrants issued by the Company pursuant to those previously disclosed inducement letter agreements, dated as of January 5, 2024, by and between the Company and the investors named on the signature pages thereto, in an amount equal to or in excess of 20% of the number of shares of Common Stock outstanding immediately prior to the issuance of such warrants (the “Share Issuance”). The written consent was signed by the holders of 3,133,886 shares of the Common Stock and 250,000 shares of the Company’s Class A Preferred Stock. Each share of Common Stock entitles the holder thereof to one vote on all matters submitted to stockholders and each share of Class A Preferred Stock has the voting power of 1.1 times (A) the number of outstanding shares of Common Stock plus (B) the whole shares of Common Stock into which the outstanding shares of Class A Preferred Stock are convertible, divided by the number of outstanding shares of Class A Preferred Stock, or 164.2 votes per share as of January 9, 2024. Accordingly, the holders of approximately 56.4% of the voting power of the Company’s capital stock as of January 9, 2024 signed the written consent approving the Authorized Share Increase, the Share Issuance and the Amendment. The Board also approved the Authorized Share Increase, the Share Issuance and the Amendment.

Pursuant to rules adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, a Schedule 14C information statement will be filed with the Securities and Exchange Commission and sent or provided to the stockholders of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVENUE THERAPEUTICS, INC.
(Registrant)

Date: January 12, 2024

	By:	/s/ David Jin
David Jin
Interim Principal Financial Officer and Chief Operating Officer